Exhibit 10.19


                               ARADYME CORPORATION
                            (a Delaware corporation)

                         Warrant for the Purchase of [ ]
                    Shares of Common Stock, Par Value $0.001

                            THIS WARRANT WILL BE VOID
                     AFTER 5:00 P.M. MOUNTAIN DAYLIGHT TIME
                                ON JUNE 30, 2008
                           ---------------------------

 These securities have not been registered with the U.S. Securities and Exchange
      Commission (the "SEC") under the Securities Act and are being offered in reliance on exemptions from registration provided in Section 4(2)
         of the Securities Act and Rule 506 of Regulation D promulgated thereunder and preemption from the registration or qualification requirements (other than notice filing and fee provisions)
         of applicable state laws under the National Securities Markets
              Improvement Act of 1996 or exemption from such state
                           registration requirements.
                          ----------------------------

         This warrant (this "Warrant") certifies that, for value received, [ ] (the "Holder" or "Holders"), is entitled, at any time or from time to time on or before 5:00 p.m. Mountain Daylight Time on June 30, 2008, (the "Exercise Period"), to subscribe for, purchase, and receive [ ] shares (the "Shares") of fully paid and nonassessable common stock, par value $0.001 (the "Common Stock") of ARADYME CORPORATION, a Delaware corporation (the "Company"). This Warrant is exercisable to purchase the Shares at a price of $0.75 per share (the "Exercise Price"). The number of Shares to be received on exercise of this Warrant and the Exercise Price may be adjusted on the occurrence of certain events as described herein. If the rights represented hereby are not exercised by 5:00 p.m. Mountain Daylight Time June 30,2008, this Warrant shall automatically become void and of no further force or effect, and all rights represented hereby shall cease and expire.

         Subject to the terms set forth herein, this Warrant may be exercised by the Holder in whole or in part by execution of the form of exercise attached hereto and payment of the Exercise Price in the manner described herein, all subject to the terms hereof.

         1. Exercise of Warrants.

                  (a) The Holder shall have the rights of a shareholder only with respect to Shares fully paid for by the Holder under this Warrant. On the exercise of all or any portion of this Warrant in the manner provided herein, the Holder exercising the same shall be deemed to have become a holder of record of the Shares as to which this Warrant is exercised for all purposes, and certificates for the securities so purchased shall be delivered to the Holder within a reasonable time, but in no event longer than ten days after this Warrant shall have been exercised as set forth herein.

                  (b) This Warrant may be exercised, in accordance with all of the terms and conditions set forth herein, by delivery of this Warrant together with a form of purchase, a copy of which is attached hereto and incorporated herein by this reference, in either of the following ways:

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                           (i) If the Holder elects to exercise this Warrant and
                  make payment, in whole or in part, in cash, the Holder shall indicate on the form of purchase the number of shares of common stock that the Holder then elects to purchase, accompanied by a certified or official bank check payable to the order of the Company in the amount of the full exercise price of the common stock being purchased.

                           (ii) If the Holder elects to exercise this Warrant
                  and make payment, in whole or in part, for the shares of common stock by the delivery of warrants represented hereby, the Holder shall surrender or transfer to the Company such warrants, valued at the amount by which the fair market value of the common stock subject to such warrants exceeds the Warrant's exercise price, equal in value to the full exercise price of the common stock being purchased. Fair market value shall mean the closing price for such stock on the close of business on the day last preceding the date of exercise of such Option as quoted on a registered national securities exchange or, if not listed on such an exchange, the Nasdaq Stock Market ("Nasdaq") of the National Association of Securities Dealers, Inc., or, if not listed on such an exchange or included on Nasdaq, shall mean the closing price (or, if no closing price is available from sources deemed reliable by the Company, the closing bid quotation) for such stock as determined by the Company through any other reliable means of determination available on the close of business on the day last preceding the date of exercise of such Option.

                  (c) If this Warrant shall be exercised in respect to only a part of the Shares covered hereby, the Holder shall be entitled to receive a similar Warrant of like tenor and date covering the number of Shares with respect to which this Warrant shall not have been exercised.

         2. Fully Paid Shares. The Company covenants and agrees that the Shares which may be issued on the exercise of this Warrant will, on issuance pursuant to the terms of this Warrant, be fully paid and nonassessable, free from all taxes, liens, and charges with respect to the issue thereof, and not issued in violation of the pre-emptive or similar right of any other person. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will have authorized and reserved a sufficient number of Shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         3. Adjustment of Exercise Price and Number of Shares.

                  (a) The number of Shares purchasable on the exercise of this Warrant and the Exercise Price shall be adjusted appropriately from time to time as follows:

                           (i) In the event the Company shall declare a dividend
                  or make any other distribution on any capital stock of the Company payable in Common Stock, rights to purchase Common Stock, or securities convertible into Common Stock or shall subdivide its outstanding shares of Common Stock into a greater number of shares or combine such outstanding stock into a smaller number of shares, then in each such event, the number of Shares subject to this Warrant shall be adjusted so that the holder shall be entitled to purchase the kind and number of Shares of Common Stock or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto; an adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date for such event.

                           (ii) No adjustment in the number of Shares
                  purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Shares purchasable on the exercise of this Warrant; provided, however, that any adjustments which by reason of this paragraph (c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                           (iii) Whenever the number of Shares purchasable on
                  the exercise of this Warrant is adjusted, as herein provided, the Exercise Price payable on exercise shall be adjusted by multiplying the Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Shares purchasable on the exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of Shares so purchasable immediately thereafter.

                           (iv) Whenever the number of Shares purchasable on the
                  exercise of this Warrant or the Exercise Price of such Shares are adjusted, as herein provided, the Company shall cause to be promptly mailed by first class mail, postage prepaid, to the Holder of this Warrant notice of such adjustment or adjustments and shall deliver a resolution of the board of directors of the Company setting forth the number of Shares purchasable on the exercise of this Warrant and the Exercise Price of such Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment, together with the computation by which such adjustment was made. Such resolution, in the absence of manifest error, shall be conclusive evidence of the correctness of adjustment.

                           (v) All such adjustments shall be made by the board
                  of directors of the Company, which shall be binding on the Holder in the absence of demonstrable error.

                  (b) No Adjustment in Certain Cases. No adjustments shall be made in connection with:

                           (i) the issuance of any Shares on the exercise of
                  this Warrant;

                           (ii) the conversion of shares of preferred stock;

                           (iii) the exercise or conversion of any rights,
                  options, warrants, or convertible securities containing the right to purchase or acquire Common Stock;

                           (iv) the issuance of additional Shares or other
                  securities on account of the anti-dilution provisions contained in or relating to this Warrant or any other option, warrant, or right to acquire Common Stock;

                           (v) the purchase or other acquisition by the Company
                  of any shares of Common Stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Common Stock; or

                           (vi) the sale or issuance by the Company of any
                  shares of Common Stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Common Stock or other securities pursuant to options, warrants, or other rights to acquire Common Stock or other securities.

         4. Notice of Certain Events. In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividends or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other rights;

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all of the assets of the Company to any other person, or any consolidation, share exchange, or merger involving the Company; or

                  (c) any voluntary or involuntary dissolution, liquidation, or winding up of the Company,

the Company will mail to the Holder(s) of this Warrant, at least 20 days prior to the earliest date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, or right; the amount and character of such dividend, distribution, or right; or the date on which any such reorganization, reclassification, transfer, consolidation, share exchange, merger, dissolution, liquidation, or winding up of the Company will occur and the terms and conditions of such transaction or event.

         5. Limitation of Assignment and/or Transfer. This Warrant may not be assigned, nor transferred.

         6. Restricted Securities. The Holder acknowledges that this Warrant is, and that the Shares issuable on exercise hereof will be, "restricted securities" as that term is defined in rule 144 promulgated under the Securities Act. Accordingly, this Warrant must be taken for investment and held indefinitely and may not be exercised or converted unless subsequently registered under the Securities Act and/or comparable state securities laws or unless an exemption from such registration is available. Likewise, any Shares issued on exercise of this Warrant must be taken for investment and held indefinitely and may not be resold unless such resale is registered under the Securities Act and/or comparable state securities laws or unless an exemption from such registration is available. A legend to the foregoing effect shall be placed conspicuously on the face of all certificates for Shares issuable on exercise of this Warrant.

         7. Reports Under Exchange Act. With a view to making available to the Holders the benefits of rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell the Shares issuable on exercise of this Warrant, the Company shall, until such Shares may be resold pursuant to the provisions of rule 144(k) or any similar provision:

                  (a) make and keep public information available, as those terms are understood and defined in SEC rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to any Holder, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-2 or Form S-3; (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         8. Governing Law. This Warrant shall be construed under and be governed by the laws of the state of Utah.

         9. Notices. all notices, demands, requests, or other communications required or authorized hereunder shall be deemed given sufficiently if in writing and if personally delivered; if sent by facsimile transmission, confirmed with a written copy thereof sent by overnight express delivery; if sent by registered mail or certified mail, return receipt requested and postage prepaid; of if sent by overnight express delivery:

         If to the Holder, to:         ________________________________________
                                       ________________________________________
                                       Fax: ____________ or Phone:_____________
         If to the Company, to:        Aradyme Corporation
                                       1255 North Research Way, Suite Q3500
                                       Orem, UT  84097
                                       Fax: (801) 705-5001

or other such addresses and facsimile numbers as shall be furnished by any party in the manner for giving notices hereunder, and any such notice, demand, request, or other communication shall be deemed to have been given as of the date so delivered or sent by facsimile transmission, three days after the date so mailed, or one day after the date so sent by overnight delivery.

         10. Loss, Theft, Destruction, or Mutilation. Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction, or mutilation of this Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.


         DATED effective as of the 30th day of June, 2005.

                                                 ARADYME CORPORATION



                                                 James R. Spencer, Chairman

                                Form of Purchase
                  (to be signed only upon exercise of Warrant)


TO:      ARADYME CORPORATION


         The undersigned, the owner of the attached Warrant, hereby irrevocable elects to exercise the purchase rights represented by the Warrant for, and to purchase thereunder, ________ shares of Common Stock of Aradyme Corporation and herewith

         ___________________ makes payment of $______ therefor in cash; or

         ___________________ makes payment of $______ therefor through "cashless exercise" as provided in section 1(b)(ii) of the Warrant.

Please issue the shares of Common Stock as to which this Warrant is exercised in accordance with the instructions set forth below and, if the Warrant is being exercised with respect to less than all of the Shares to which it pertains, prepare and deliver a new Warrant of like tenor for the balance of the Shares purchasable under the attached Warrant.

         DATED this ____ day of ____________, 20___.



                                          Signature:____________________________

                                          Signature Guaranteed:_________________



                     INSTRUCTIONS FOR REGISTRATION OF STOCK


Name:                                      _____________________________________
                                                 (Please Type or Print)

Address:                                   _____________________________________

                                           _____________________________________

                                           _____________________________________



                                   * * * * * *

NOTICE: The signature to the form of purchase must correspond with the name as written upon the face of the attached Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.